UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period :	January 1, 2014 — December 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|14

Annual report

Putnam VT
American Government
Income Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

The falling price of oil has captured headlines in recent months and is having a sustained effect on markets and economies worldwide. Cheaper oil allows many consumers and businesses to shift spending to other priorities. At the same time, the decline reflects greater pessimism about global growth, and it is having a negative impact on the energy sector — not just in the United States, but wherever energy is a key export.

This change in the investing environment has contributed to an increase in market volatility. Although the U.S. economy continues to grow, economic challenges in Europe, China, and Japan are causing uncertainty.

Compared with recent years, we may see more tempered returns from equity and fixed-income markets. While a number of positive trends continue, including an improving housing market and a brighter employment situation, investors should also be alert to a possible increase in short-term interest rates that is widely expected to occur in 2015. History suggests that rising rates could generate headwinds for markets.

In all types of market conditions, Putnam offers a wide range of flexible strategies. Our experienced investment teams employ new ways of thinking about building portfolios for both the opportunities and risks in today’s markets. In this dynamic environment, it may be an opportune time for you to meet with your financial advisor to ensure that your portfolio is properly aligned with your goals and tolerance for risk.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/14)

Investment objective

High current income with preservation of capital as its secondary objective

Net asset value December 31, 2014

Class IA: $10.02	Class IB: $9.99

Total return at net asset value

			Barclays Government
(as of 12/31/14)	Class IA shares*	Class IB shares*	Bond Index

1 year	4.49%	4.31%	4.92%

5 years	20.20	18.75	19.94
Annualized	3.75	3.50	3.70

10 years	67.60	63.38	52.16
Annualized	5.30	5.03	4.29

Life	129.24	121.25	117.89
Annualized	5.72	5.47	5.36

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 2000.

The Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition

Agency pass-through	30.9%
Agency CMO	25.1%
U.S. Treasury/agency	21.6%
Cash and net other assets	41.0%

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and any interest accruals. Percentages may not total 100% of net assets because cash may be set aside as collateral for certain securities holdings, such as to-be-announced (TBA) commitments. Holdings and allocations may vary over time.

Credit quality

P-1	0.3%

Aaa	75.3%

Not rated	24.4%

Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Putnam VT American Government Income Fund 1

Report from your fund’s manager

What was the bond market environment like during the 12-month reporting period ended December 31, 2014?

Overall, it was a favorable environment for taking mortgage prepayment risk, but there were periods of volatility. The period began with the Federal Reserve announcing that it would begin winding down its bond-buying program, which ended in October 2014. As we moved into spring, concern about capital flight from Russia due to the Ukraine crisis, along with unrest in the Middle East, prompted investors to seek the safety of U.S. Treasuries. Demand for Treasuries also received a boost in June when the European Central Bank implemented a negative deposit rate of -0.10% in the hope of stimulating bank lending to help stave off deflation and bolster eurozone economic growth. Sharply lower yields on sovereign bonds issued by peripheral European countries also indirectly dampened Treasury yields.

Fixed-income markets experienced several bouts of volatility during late summer and early fall. Yields on intermediate- to longer-dated bonds fell globally, and most bond market sectors underperformed Treasuries.

Interest rates were volatile in September and particularly so in October, before settling down and generally declining during the remainder of the period. The yield on the benchmark 10-year Treasury rose to 2.63% in mid-September, fell to 2.07% on December 16, and ended the period at 2.17%. With the Fed ending its bond-buying program while other countries appeared poised to ramp up monetary stimulus, it was not surprising to see some degree of rate volatility. Additionally, with U.S. gross domestic product growing at a 5% annual rate in the third quarter of 2014 —its strongest pace in 11 years — investors sought to fine-tune their forecasts as to when the U.S. central bank was likely to begin raising its target for short-term interest rates. Shorter-term Treasury yields rose late in the period, partially discounting the Fed’s first rate increase, which is likely to occur sometime during 2015, in our view.

Oil prices continued a decline that began in midsummer on concerns that the global market was oversupplied. Widespread deceleration of global economic growth, particularly in Europe and China, sapped demand for oil, as did an announcement, on November 27, by the Organization of Petroleum Exporting Countries that the cartel would not cut its output.

Which holdings and strategies had the biggest influence on the portfolio’s relative performance?

Our prepayment strategies were the biggest contributors to relative performance against the benchmark. Although rates fell during the period, the decline wasn’t severe enough to trigger substantial refinancing of the mortgages underlying our positions in interest-only collateralized mortgage obligations [IO CMOs]. As a result, prepayment speeds that were slower than expected provided a tailwind to our IO CMO holdings.

Our relative-value trades in Fannie Mae and Ginnie Mae pass-through pools — in which we sought to capitalize on what we believed were temporary mispricings in various coupon bands — provided a further boost to the portfolio’s return versus the benchmark. Thirty-year Fannie Mae pass-throughs outperformed 30-year Treasuries on a duration-adjusted basis, creating a favorable backdrop for our relative-value trading activity.

On the downside, interest-rate and yield-curve strategies detracted from relative performance. The portfolio was defensively positioned for a rising-rate environment and a steepening yield curve. The portfolio’s duration — a key measure of interest-rate sensitivity — was shorter than that of the benchmark, meaning the portfolio was comparatively less sensitive to rate fluctuations. However, with rates declining during the period and the yield curve flattening, this positioning hampered the portfolio’s relative results.

How did you use derivatives during the period?

We used interest-rate swaps and “swaptions” — the latter of which give us the option to enter into a swap contract — to hedge the interest-rate and prepayment risks associated with our mortgage pass-through and CMO holdings, and to manage overall downside risk. We also utilized total return swaps as a hedging tool and to help manage the portfolio’s sector exposure. Lastly, we employed Treasury futures to help target the portfolio’s duration and yield-curve exposure.

What is your outlook for the months ahead, and how are you positioning the portfolio?

We believe U.S. economic growth may accelerate in 2015, given improving trends in employment and a pickup in consumer and business spending. If this occurs, we think it sets the stage for the Fed to begin raising the federal funds rate. That said, with U.S. inflation still running below the central bank’s 2% target, we believe lower oil prices may cause the Fed to take a more dovish stance and defer the first rate increase until later in 2015. We’ll be monitoring these factors closely in the weeks to come.

As for portfolio positioning, we plan to continue de-emphasizing interest-rate risk by keeping the portfolio’s duration shorter than the benchmark’s duration. We will continue our efforts to try to capitalize on anticipated slower prepayment speeds through allocations to agency IO CMOs. We continue to find prepayment risk attractive, given the potential for higher interest rates amid a strengthening U.S. economy. Additionally, we believe government policy risk remains subdued, and mortgage lending continues to be constrained. As for other aspects of portfolio positioning, we continue to like seasoned agency pass-throughs with coupons in the 4% to 5% range — an area of the market that appears less vulnerable to prepayment, in our opinion.

2 Putnam VT American Government Income Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He joined Putnam in 1997 and has been in the investment industry since 1989.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT American Government Income Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2014, to December 31, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/13*	0.63%	0.88%

Annualized expense ratio for the six-month period
ended 12/31/14†	0.62%	0.87%

*Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expense per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/14		for the 6 months ended 12/31/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.14	$4.40	$3.16	$4.43

Ending value
(after expenses)	$1,009.10	$1,008.10	$1,022.08	$1,020.82

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT American Government Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT American Government Income Fund (the “fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2015

Putnam VT American Government Income Fund 5

The fund’s portfolio 12/31/14

MORTGAGE-BACKED SECURITIES (22.6%)*	Principal amount	Value

Agency collateralized mortgage obligations (22.6%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 25.146s, 2037	$58,107	$91,829
IFB Ser. 2979, Class AS, 23.684s, 2034	16,391	20,450
IFB Ser. 3072, Class SM, 23.207s, 2035	72,869	110,887
IFB Ser. 3072, Class SB, 23.06s, 2035	59,393	90,052
IFB Ser. 3065, Class DC, 19.378s, 2035	330,713	478,462
IFB Ser. 2990, Class LB, 16.535s, 2034	82,395	108,684
IFB Ser. 4105, Class HS, IO, 6.439s, 2042	682,500	168,721
IFB Ser. 3232, Class KS, IO, 6.139s, 2036	350,495	46,879
IFB Ser. 4136, Class ES, IO, 6.089s, 2042	674,960	124,631
Ser. 4175, Class S, IO, 5.939s, 2043	448,908	107,027
IFB Ser. 4240, Class SA, IO, 5.839s, 2043	478,258	109,115
IFB Ser. 326, Class S2, IO, 5.789s, 2044	1,452,970	356,506
IFB Ser. 315, Class S1, IO, 5.759s, 2043	557,332	139,377
Ser. 4122, Class TI, IO, 4 1/2s, 2042	706,561	137,568
Ser. 4018, Class DI, IO, 4 1/2s, 2041	1,043,278	169,042
Ser. 4329, Class MI, IO, 4 1/2s, 2026	1,176,683	149,333
Ser. 4116, Class MI, IO, 4s, 2042	1,443,503	270,589
Ser. 4019, Class JI, IO, 4s, 2041	1,194,333	187,510
Ser. 4165, Class AI, IO, 3 1/2s, 2043	690,146	114,468
Ser. 303, Class C19, IO, 3 1/2s, 2043	474,186	99,716
Ser. 4136, Class IQ, IO, 3 1/2s, 2042	1,167,772	175,652
Ser. 4122, Class AI, IO, 3 1/2s, 2042	952,145	133,160
Ser. 4199, Class CI, IO, 3 1/2s, 2037	768,384	107,497
Ser. 304, IO, 3 1/2s, 2027	1,148,413	140,818
Ser. 304, Class C37, IO, 3 1/2s, 2027	850,161	104,323
Ser. 4150, Class DI, IO, 3s, 2043	804,535	131,743
Ser. 4141, Class PI, IO, 3s, 2042	793,802	100,606
Ser. 4158, Class TI, IO, 3s, 2042	2,068,616	264,390
Ser. 4165, Class TI, IO, 3s, 2042	2,175,357	282,796
Ser. 4171, Class NI, IO, 3s, 2042	1,274,126	154,883
Ser. 4183, Class MI, IO, 3s, 2042	658,265	83,665
Ser. 4201, Class JI, IO, 3s, 2041	1,092,680	138,574
Ser. 4057, Class IL, IO, 3s, 2027	1,908,143	224,226
Ser. 3939, Class EI, IO, 3s, 2026	1,123,677	107,206
Ser. 3835, Class FO, PO, zero %, 2041	1,557,907	1,349,770
Ser. 3391, PO, zero %, 2037	14,515	13,072
Ser. 3300, PO, zero %, 2037	8,096	7,127
FRB Ser. 3326, Class WF, zero %, 2035	1,882	1,492

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.883s, 2036	50,093	93,127
IFB Ser. 06-8, Class HP, 23.945s, 2036	77,447	118,895
IFB Ser. 05-45, Class DA, 23.799s, 2035	116,995	181,356
IFB Ser. 07-53, Class SP, 23.579s, 2037	85,814	132,509
IFB Ser. 08-24, Class SP, 22.662s, 2038	421,142	623,508
IFB Ser. 05-122, Class SE, 22.507s, 2035	109,340	161,606
IFB Ser. 05-75, Class GS, 19.742s, 2035	73,085	100,804
IFB Ser. 05-106, Class JC, 19.598s, 2035	86,232	128,516
IFB Ser. 05-83, Class QP, 16.953s, 2034	36,250	48,628
IFB Ser. 11-4, Class CS, 12.561s, 2040	227,859	276,744
IFB Ser. 13-19, Class DS, IO, 6.031s, 2041	1,156,126	202,503
Ser. 06-10, Class GC, 6s, 2034	176,062	178,703
IFB Ser. 13-59, Class SC, IO, 5.981s, 2043	845,886	185,037
IFB Ser. 12-111, Class JS, IO, 5.931s, 2040	443,927	84,507
IFB Ser. 13-128, Class SA, IO, 5.831s, 2043	830,984	196,071
IFB Ser. 13-101, Class AS, IO, 5.781s, 2043	1,096,789	279,177
IFB Ser. 13-103, Class SK, IO, 5.751s, 2043	323,923	80,899
IFB Ser. 13-136, Class SB, IO, 5.731s, 2044	2,500,838	571,892
IFB Ser. 13-102, Class SH, IO, 5.731s, 2043	869,445	212,858

MORTGAGE-BACKED SECURITIES (22.6%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 409, Class 82, IO, 4 1/2s, 2040	$652,540	$130,175
Ser. 418, Class C24, IO, 4s, 2043	622,898	128,083
Ser. 12-96, Class PI, IO, 4s, 2041	648,992	104,397
Ser. 409, Class C16, IO, 4s, 2040	933,603	176,511
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,319,617	271,862
Ser. 12-124, Class JI, 3 1/2s, 2042	465,628	74,375
Ser. 13-22, Class PI, IO, 3 1/2s, 2042	924,125	165,544
Ser. 417, Class C19, IO, 3 1/2s, 2033	1,127,748	179,707
Ser. 13-55, Class IK, IO, 3s, 2043	695,620	90,862
Ser. 12-151, Class PI, IO, 3s, 2043	623,434	82,605
Ser. 13-8, Class NI, IO, 3s, 2042	706,548	91,633
Ser. 12-145, Class TI, IO, 3s, 2042	803,496	86,295
Ser. 13-35, Class IP, IO, 3s, 2042	829,681	91,070
Ser. 13-55, Class PI, IO, 3s, 2042	1,254,376	145,395
Ser. 13-53, Class JI, IO, 3s, 2041	856,463	105,636
Ser. 13-23, Class PI, IO, 3s, 2041	939,273	89,165
Ser. 13-30, Class IP, IO, 3s, 2041	1,341,717	130,603
Ser. 13-23, Class LI, IO, 3s, 2041	794,572	79,767
Ser. 14-28, Class AI, IO, 3s, 2040	979,837	132,967
FRB Ser. 03-W8, Class 3F2, 0.52s, 2042	7,155	7,048
FRB Ser. 07-95, Class A3, 0.42s, 2036	1,868,618	1,784,530
Ser. 08-53, Class DO, PO, zero %, 2038	79,760	71,652
Ser. 07-44, Class CO, PO, zero %, 2037	29,741	26,815
Ser. 1988-12, Class B, zero %, 2018	625	600

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.544s, 2036	895,925	140,427
IFB Ser. 11-128, Class TS, IO, 5.889s, 2041	360,918	62,980
IFB Ser. 12-34, Class SA, IO, 5.885s, 2042	804,206	177,593
IFB Ser. 11-70, Class SN, IO, 5.739s, 2041	259,000	47,065
Ser. 13-51, Class QI, IO, 5s, 2043	772,534	159,103
Ser. 13-3, Class IT, IO, 5s, 2043	550,466	117,843
Ser. 13-6, Class OI, IO, 5s, 2043	431,476	88,353
Ser. 13-16, Class IB, IO, 5s, 2040	618,399	48,342
Ser. 10-35, Class UI, IO, 5s, 2040	1,054,597	222,784
Ser. 10-9, Class UI, IO, 5s, 2040	2,257,180	479,259
Ser. 09-121, Class UI, IO, 5s, 2039	1,157,244	236,888
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	663,869	130,550
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	919,648	216,779
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	693,275	107,867
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	1,430,205	266,161
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	1,275,775	242,291
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	406,856	81,920
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	312,162	80,013
Ser. 09-121, Class CI, IO, 4 1/2s, 2039	1,510,006	373,107
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	507,159	36,206
Ser. 13-165, Class IL, IO, 4s, 2043	360,047	58,983
Ser. 12-56, Class IB, IO, 4s, 2042	1,235,178	239,930
Ser. 12-47, Class CI, IO, 4s, 2042	548,216	100,860
Ser. 14-4, Class IK, IO, 4s, 2039	781,330	116,598
Ser. 11-71, Class IK, IO, 4s, 2039	701,920	94,425
Ser. 10-114, Class MI, IO, 4s, 2039	1,246,869	153,465
Ser. 14-182, Class BI, IO, 4s, 2039	1,013,000	195,003
Ser. 10-116, Class QI, IO, 4s, 2034	530,981	18,663
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	929,035	122,215
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	699,943	95,472
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	614,974	85,014
Ser. 12-136, Class IO, IO, 3 1/2s, 2042	1,064,172	230,308
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	520,057	76,932
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	737,285	106,980
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	669,877	73,636

6 Putnam VT American Government Income Fund

MORTGAGE-BACKED SECURITIES (22.6%)* cont.	Principal amount		Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-102, Class IG, IO, 3 1/2s, 2041		$526,630	$87,863
Ser. 12-48, Class KI, IO, 3 1/2s, 2039		709,572	89,576
Ser. 14-147, Class MI, IO, 3 1/2s, 2039		1,610,999	173,940
Ser. 14-160, Class IB, IO, 3s, 2040		2,384,473	279,937
Ser. 14-141, Class CI, IO, 3s, 2040		649,739	82,567
Ser. 14-174, Class AI, IO, 3s, 2029		1,096,334	132,456
Ser. 14-44, Class IC, IO, 3s, 2028		1,068,095	113,532
Ser. 10-151, Class KO, PO, zero %, 2037		80,357	72,268
Ser. 06-36, Class OD, PO, zero %, 2036		4,317	3,836

			20,826,473
Total mortgage-backed securities (cost $19,944,848)			$20,826,473

PURCHASED SWAP OPTIONS OUTSTANDING (1.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.3925/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.3925	$7,961,300	$83,036

2.38/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.38	5,391,100	53,749

2.285/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.285	7,961,300	35,985

2.28/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.28	5,391,100	26,416

Barclays Bank PLC
2.43/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.43	7,961,300	103,338

2.33/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.33	7,961,300	50,952

Citibank, N.A.
2.426/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.426	11,134,700	139,629

2.528/3 month USD-LIBOR-BBA/Mar-25	Mar-15/2.528	3,980,650	85,027

2.322/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.322	11,134,700	63,579

2.20/3 month USD-LIBOR-BBA/May-25	May-15/2.20	5,391,100	47,226

2.2425/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.2425	11,844,000	40,625

(2.4775)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.4775	11,844,000	12,910

Credit Suisse International
2.25/3 month USD-LIBOR-BBA/May-25	May-15/2.25	9,186,000	94,432

2.40/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.40	7,075,000	78,816

2.30/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.30	7,075,000	39,549

(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	8,233,000	7,739

Goldman Sachs International
2.23/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.23	11,844,000	36,243

(2.89)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.89	1,990,325	14,271

(2.47)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.47	11,844,000	14,094

(2.94)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.94	1,990,325	7,802

(3.04)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/3.04	1,990,325	3,344

Total purchased swap options outstanding (cost $906,368)			$1,038,762
PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (0.1%)*	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/$100.37	$6,000,000	$31,500

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/99.41	3,000,000	7,740

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/99.22	3,000,000	6,660

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jan-15/103.13	3,000,000	180

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jan-15/102.94	3,000,000	90

Total purchased options outstanding (cost $202,267)			$46,170

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (34.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (4.5%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028
to July 20, 2036	$91,276	$105,249
6s, with due dates from April 15, 2028
to November 20, 2038	250,813	281,948
5 1/2s, April 20, 2038	383,306	424,601
5s, TBA, January 1, 2045	1,000,000	1,092,930
4 1/2s, TBA, January 1, 2045	2,000,000	2,185,781
4s, March 20, 2044	97,310	105,933

		4,196,442
U.S. Government Agency Mortgage Obligations (29.8%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to July 1, 2031	42,902	51,233
7s, with due dates from November 1, 2026 to
May 1, 2032	333,944	382,043
5 1/2s, December 1, 2033	33,405	37,593
4 1/2s, May 1, 2044	1,060,543	1,174,800
4s, June 1, 2043	260,954	280,831

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to November 1, 2030	23,297	27,619
7s, with due dates from December 1, 2028
to December 1, 2035	595,572	690,187
6 1/2s, September 1, 2036	14,780	16,795
6s, January 1, 2038	359,908	405,868
5 1/2s, TBA, January 1, 2045	1,000,000	1,118,750
5s, February 1, 2039	37,341	41,288
4 1/2s, with due dates from April 1, 2041 to
May 1, 2041	1,004,402	1,092,112
4 1/2s, TBA, January 1, 2045	6,000,000	6,515,156
4s, with due dates from June 1, 2042 to
June 1, 2044	7,671,897	8,249,553
4s, TBA, January 1, 2045	4,000,000	4,270,625
3 1/2s, TBA, January 1, 2045	2,000,000	2,085,938
3s, TBA, January 1, 2045	1,000,000	1,012,109

		27,452,500
Total U.S. government and agency mortgage
obligations (cost $31,417,173)		$31,648,942

U.S. TREASURY OBLIGATIONS (21.5%)*	Principal amount	Value

U.S. Treasury Bonds
6 1/4s, August 15, 2023	$990,000	$1,317,918
4 1/2s, August 15, 2039 §	7,201,000	9,606,606

U.S. Treasury Notes 0 5/8s, May 31, 2017 Δ	8,927,000	8,874,432

Total U.S. Treasury obligations (cost $18,813,358)		$19,798,956

REPURCHASE AGREEMENTS (23.9%)*	Principal amount	Value

Interest in $375,000,000 joint tri-party
repurchase agreement dated 12/31/14
with Citigroup Global Markets, Inc. due 1/2/15 —
maturity value of $22,024,086 for an effective
yield of 0.070% (collateralized by various
mortgage backed securities and various U.S.
Treasury notes with coupon rates ranging from
0.625% to 6.000% and due dates ranging from
6/30/16 to 11/1/44, valued at $382,500,021)	$22,024,000	$22,024,000

Total repurchase agreements (cost $22,024,000)		$22,024,000

Putnam VT American Government Income Fund 7

	Principal
SHORT-TERM INVESTMENTS (17.3%)*	amount/shares	Value

Putnam Money Market Liquidity Fund 0.09% L	Shares 15,699,064	$15,699,064

U.S. Treasury Bills with an effective yield
of 0.01%, February 5, 2015 #	$8,000	8,000

U.S. Treasury Bills with an effective yield
of 0.02%, January 29, 2015 #	124,000	123,998

U.S. Treasury Bills with an effective yield
of 0.01%, January 15, 2015 #	7,000	7,000

U.S. Treasury Bills with an effective yield
of 0.01%, January 8, 2015 #	117,000	117,000

Total short-term investments (cost $15,955,062)		$15,955,062

Total investments (cost $109,263,076)		$111,338,365

Key to holding’s abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates
As interest rates rise, inverse floaters produce less current income
The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only

PO	Principal Only

TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through December 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $92,221,437.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $56,389,154 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated. See Note 1 to the financial statements regarding TBA commitments. The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/14	contracts	Value	date	(depreciation)

U.S. Treasury Bond
30 yr (Short)	36	$5,204,250	Mar-15	$(142,193)

U.S. Treasury Bond Ultra
30 yr (Long)	5	825,938	Mar-15	37,412

U.S. Treasury Note
2 yr (Long)	18	3,934,688	Mar-15	(5,378)

U.S. Treasury Note
5 yr (Long)	114	13,557,984	Mar-15	(10,978)

U.S. Treasury Note
10 yr (Long)	134	16,990,781	Mar-15	105,480

Total				$(15,657)

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/14 (premiums $879,568)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.48)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.48	$5,391,100	$91,810

(2.50)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.50	7,961,300	148,876

Barclays Bank PLC
(2.53)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.53	7,961,300	169,178

Citibank, N.A.
(2.28)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.28	3,980,650	4,777

2.36/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.36	5,922,000	21,911

(2.36)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.36	5,922,000	51,285

(2.53)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.53	3,980,650	86,221

(2.53)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.53	11,134,700	236,612

Credit Suisse International
(2.51)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.51	7,075,000	137,326

Goldman Sachs International
(2.49)/3 month
USD-LIBOR-BBA/Feb-45	Feb-15/2.49	1,990,325	9,932

2.84/3 month
USD-LIBOR-BBA/Feb-45	Feb-15/2.84	1,990,325	16,898

2.35/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.35	5,922,000	23,925

(2.35)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.35	5,922,000	47,909

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-
BBA/º	Mar-18/6.00	910,000	139,293

Total			$1,185,953

WRITTEN OPTIONS
OUTSTANDING at 12/31/14	Expiration	Contract
(premiums $186,563)	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/$99.42	$6,000,000	$15,660

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/98.48	6,000,000	7,200

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/98.53	3,000,000	3,780

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/98.34	3,000,000	3,210

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/97.66	3,000,000	1,740

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/97.47	3,000,000	1,470

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jan-15/102.13	3,000,000	3

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jan-15/101.13	3,000,000	3

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jan-15/101.94	3,000,000	3

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jan-15/100.94	3,000,000	3

Total			$33,072

8 Putnam VT American Government Income Fund

TBA SALE COMMITMENTS OUTSTANDING
at 12/31/14 (proceeds receivable	Principal	Settlement
$3,209,375)	amount	date	Value

Federal National Mortgage Association,
4 1/2s, January 1, 2045	$2,000,000	1/14/15	$2,171,719

Federal National Mortgage Association,
3 1/2s, January 1, 2045	1,000,000	1/14/15	1,042,969

Total			$3,214,688

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/14

	Upfront				Unrealized
	premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$18,954,000 E	$80,338	3/18/17	1.25%	3 month	$9,318
				USD-LIBOR-BBA

30,640,000 E	542,484	3/18/20	2.25%	3 month	(3,031)
				USD-LIBOR-BBA

1,207,000 E	67,664	3/18/25	3.00%	3 month	(3,101)
				USD-LIBOR-BBA

1,331,000 E	(215,867)	3/18/45	3 month USD-LIBOR-BBA	3.50%	5,095

6,441,000	(26)	12/19/19	1.742%	3 month	5,899
				USD-LIBOR-BBA

8,116,000	(65)	12/19/19	1.7285%	3 month	12,713
				USD-LIBOR-BBA

6,441,000	(26)	12/19/19	1.734%	3 month	8,396
				USD-LIBOR-BBA

Total	$474,502				$35,289

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
$358,405	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(986)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

267,328	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(736)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Barclays Bank PLC
423,243	—	1/12/40	4.50% (1 month	Synthetic MBX Index	1,162
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

316,133	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(771)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

810,830	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,065)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

744,365	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(87)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

682,443	—	1/12/41	5.00% (1 month	Synthetic MBX Index	240
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,118,894	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,395)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,980,728	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,048
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

404,770	—	1/12/41	5.00% (1 month	Synthetic MBX Index	142
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Putnam VT American Government Income Fund 9

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
$83,119	$—	1/12/40	4.00% (1 month	Synthetic MBX Index	$284
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,764,363	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,323
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

183,065	—	1/12/39	6.00% (1 month	Synthetic TRS Index	33
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,814,142	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,619)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,246,070	—	1/12/41	5.00% (1 month	Synthetic MBX Index	790
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

692,259	—	1/12/40	4.00% (1 month	Synthetic MBX Index	2,369
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

15,711	—	1/12/38	6.50% (1 month	Synthetic TRS Index	9
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

121,431	—	1/12/41	5.00% (1 month	Synthetic MBX Index	43
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

130,626	—	1/12/41	5.00% (1 month	Synthetic MBX Index	26
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

765,669	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,950)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

513,573	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,413)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

78,369	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(9)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

343,395	—	1/12/40	4.50% (1 month	Synthetic MBX Index	943
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,281,907	—	1/12/41	5.00% (1 month	Synthetic MBX Index	451
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

19,114	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(2)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

61,712	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(7)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

44,782	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(5)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,837,828	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,680)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

595,264	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,081)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

278,438	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(302)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

10 Putnam VT American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
$139,259	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(151)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

139,259	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(151)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

279,392	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(303)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

725,767	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(787)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

279,392	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(303)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

221,064	—	1/12/38	6.50% (1 month	Synthetic TRS Index	132
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

557,909	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(605)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

254,600	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	407
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

368,466	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(938)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

207,647	—	1/12/41	5.00% (1 month	Synthetic MBX Index	73
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Citibank, N.A.
123,050	—	1/12/41	5.00% (1 month	Synthetic MBX Index	43
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Credit Suisse International
384,937	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	616
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Goldman Sachs International
441,180	—	1/12/38	6.50% (1 month	Synthetic TRS Index	264
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

340,359	—	1/12/38	6.50% (1 month	Synthetic TRS Index	203
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,104,127	—	1/12/39	6.00% (1 month	Synthetic TRS Index	198
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

427,521	—	1/12/38	6.50% (1 month	Synthetic TRS Index	255
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

784,536	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,914)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

784,536	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,914)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Putnam VT American Government Income Fund 11

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
$631,531	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(1,608)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

237,249	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(604)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

182,267	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(558)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,778	—	1/12/39	6.00% (1 month	Synthetic TRS Index	—
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

457,541	—	1/12/39	6.00% (1 month	Synthetic TRS Index	82
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

378,223	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,041)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

865,069	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,203)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

32,054	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(82)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

85,504	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(218)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

96,400	—	1/12/38	6.50% (1 month	Synthetic TRS Index	58
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

483,498	—	1/12/38	6.50% (1 month	Synthetic TRS Index	289
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

524,254	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,279)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

580,631	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,417)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

775,096	—	1/12/39	6.00% (1 month	Synthetic TRS Index	139
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

619,620	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,512)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

495,864	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,365)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

492,605	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	788
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

12 Putnam VT American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
$500,924	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(1,378)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

495,442	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,363)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

492,201	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	790
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Total	$—				$(32,602)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$20,826,473	$—

Purchased options outstanding	—	46,170	—

Purchased swap options outstanding	—	1,038,762	—

U.S. government and agency mortgage obligations	—	31,648,942	—

U.S. treasury obligations	—	19,798,956	—

Repurchase agreements	—	22,024,000	—

Short-term investments	15,699,064	255,998	—

Totals by level	$15,699,064	$95,639,301	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(15,657)	$—	$—

Written options outstanding	—	(33,072)	—

Written swap options outstanding	—	(1,185,953)	—

TBA sale commitments	—	(3,214,688)	—

Interest rate swap contracts	—	(439,213)	—

Total return swap contracts	—	(32,602)	—

Totals by level	$(15,657)	$(4,905,528)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 13

Statement of assets and liabilities
12/31/14

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $71,540,012)	$73,615,301

Affiliated issuers (identified cost $15,699,064) (Notes 1 and 5)	15,699,064

Repurchase agreements (identified cost $22,024,000) (Note 1)	22,024,000

Cash	174

Interest and other receivables	545,762

Receivable for shares of the fund sold	33,892

Receivable for investments sold	11

Receivable for sales of delayed delivery securities (Note 1)	3,443,344

Receivable for variation margin (Note 1)	45,438

Unrealized appreciation on OTC swap contracts (Note 1)	13,200

Total assets	115,420,186

Liabilities

Payable for purchases of delayed delivery securities (Note 1)	18,448,879

Payable for shares of the fund repurchased	57,811

Payable for compensation of Manager (Note 2)	30,659

Payable for custodian fees (Note 2)	9,888

Payable for investor servicing fees (Note 2)	7,763

Payable for Trustee compensation and expenses (Note 2)	69,931

Payable for administrative services (Note 2)	624

Payable for distribution fees (Note 2)	8,968

Payable for variation margin (Note 1)	27,359

Unrealized depreciation on OTC swap contracts (Note 1)	45,802

Written options outstanding, at value (premiums $1,066,131) (Notes 1 and 3)	1,219,025

TBA sale commitments, at value (proceeds receivable $3,209,375) (Note 1)	3,214,688

Other accrued expenses	57,352

Total liabilities	23,198,749
Net assets	$92,221,437

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$103,341,307

Undistributed net investment income (Note 1)	1,772,549

Accumulated net realized loss on investments (Note 1)	(14,796,531)

Net unrealized appreciation of investments	1,904,112

Total — Representing net assets applicable to capital shares outstanding	$92,221,437

Computation of net asset value Class IA

Net assets	$50,934,643

Number of shares outstanding	5,082,451

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.02

Computation of net asset value Class IB

Net assets	$41,286,794

Number of shares outstanding	4,132,947

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.99

The accompanying notes are an integral part of these financial statements.

14 Putnam VT American Government Income Fund

Statement of operations
Year ended 12/31/14

Investment income

Interest (including interest income of $8,909 from investments in affiliated issuers) (Note 5)	$2,466,864

Total investment income	2,466,864

Expenses

Compensation of Manager (Note 2)	345,576

Investor servicing fees (Note 2)	88,560

Custodian fees (Note 2)	37,880

Trustee compensation and expenses (Note 2)	3,504

Distribution fees (Note 2)	86,628

Administrative services (Note 2)	2,254

Auditing and tax fees	46,075

Other	28,519

Total expenses	638,996

Expense reduction (Note 2)	—

Net expenses	638,996

Net investment income	1,827,868
Net realized loss on investments (Notes 1 and 3)	(511,844)

Net realized gain on swap contracts (Note 1)	201,742

Net realized loss on futures contracts (Note 1)	(384,992)

Net realized gain on written options (Notes 1 and 3)	987,510

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	1,745,146

Net gain on investments	2,037,562

Net increase in net assets resulting from operations	$3,865,430

Statement of changes in net assets

	Year ended	Year ended
	12/31/14	12/31/13

Increase (decrease) in net assets

Operations:

Net investment income	$1,827,868	$2,239,734

Net realized gain (loss) on investments	292,416	(477,120)

Net unrealized appreciation (depreciation) of investments	1,745,146	(2,247,464)

Net increase (decrease) in net assets resulting from operations	3,865,430	(484,850)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,345,038)	(1,099,708)

Class IB	(1,333,796)	(518,928)

Increase (decrease) from capital share transactions (Note 4)	1,612,753	(22,597,748)

Total increase (decrease) in net assets	1,799,349	(24,701,234)

Net assets:

Beginning of year	90,422,088	115,123,322

End of year (including undistributed net investment income of $1,772,549 and $3,448,583, respectively)	$92,221,437	$90,422,088

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 15

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/14	$10.01	.22	.22	.44	(.43)	—	(.43)	—	$10.02	4.49	$50,935.62		2.17	587[e]

12/31/13	10.19	.23	(.25)	(.02)	(.16)	—	(.16)	—	10.01	(.19)	57,347.63		2.29	390[f]

12/31/12	11.91	.23	(.01)	.22	(.33)	(1.61)	(1.94)	—	10.19	2.16	73,670.64		2.18	456[f]

12/31/11	12.68	.36	.45	.81	(.51)	(1.07)	(1.58)	—[g,h]	11.91	7.09	85,901.61		2.97	361[f]

12/31/10	13.07	.64	.02	.66	(1.05)	—	(1.05)	—	12.68	5.35	92,478	.60 i	4.97	204[f]

Class IB

12/31/14	$9.97	.19	.23	.42	(.40)	—	(.40)	—	$9.99	4.31	$41,287.87		1.89	587[e]

12/31/13	10.15	.20	(.25)	(.05)	(.13)	—	(.13)	—	9.97	(.48)	33,075.88		2.04	390[f]

12/31/12	11.87	.20	(.02)	.18	(.29)	(1.61)	(1.90)	—	10.15	1.85	41,454.89		1.94	456[f]

12/31/11	12.64	.32	.45	.77	(.47)	(1.07)	(1.54)	—[g,h]	11.87	6.79	51,930.86		2.72	361[f]

12/31/10	13.02	.61	.03	.64	(1.02)	—	(1.02)	—	12.64	5.16	53,473	.85i	4.75	204[f]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	965%

December 31, 2012	1,041

December 31, 2011	861

December 31, 2010	470

g Amount represents less than $0.01 per share.

h Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

i Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets for the period ended December 31, 2010.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT American Government Income Fund

Notes to financial statements 12/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through December 31, 2014.

Putnam VT American Government Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest

Putnam VT American Government Income Fund 17

or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction

18 Putnam VT American Government Income Fund

Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $120,079 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $250,521 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $153,093 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2014, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$14,238,408	$443,338	$14,681,746

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts, from interest-only securities and from Receivable Purchase Agreements. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $174,932 to increase undistributed net investment income and $174,932 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,422,298
Unrealized depreciation	(1,407,904)

Net unrealized appreciation	2,014,394
Undistributed ordinary income	1,755,790
Capital loss carryforward	(14,681,746)

Cost for federal income tax purposes	$109,323,971

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 35.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam VT American Government Income Fund 19

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$53,904
Class IB	34,656

Total	$88,560

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $50, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$86,628

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$458,064,999	$459,582,316

U.S. government securities (Long-term)	—	11,013,000

Total	$458,064,999	$470,595,316

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amount	premiums

Written options outstanding at the
beginning of the reporting period	$17,950,600	$49,364	$—	$—

Options opened	345,962,650	2,368,260	414,000,000	1,758,165

Options exercised	(36,730,500)	(229,498)	—	—

Options expired	(2,226,000)	(21,787)	(97,000,000)	(340,391)

Options closed	(248,893,400)	(1,286,771)	(281,000,000)	(1,231,211)

Written options outstanding at the
end of the reporting period	$76,063,350	$879,568	$36,000,000	$186,563

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/14		Year ended 12/31/13		Year ended 12/31/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	242,212	$2,413,513	131,985	$1,326,916	1,946,264	$19,400,942	303,252	$3,035,602

Shares issued in connection with
reinvestment of distributions	239,779	2,345,038	108,882	1,099,708	136,520	1,333,796	51,430	518,928

	481,991	4,758,551	240,867	2,426,624	2,082,784	20,734,738	354,682	3,554,530

Shares repurchased	(1,130,621)	(11,280,286)	(1,738,264)	(17,419,181)	(1,266,293)	(12,600,250)	(1,120,521)	(11,159,721)

Net increase (decrease)	(648,630)	$(6,521,735)	(1,497,397)	$(14,992,557)	816,491	$8,134,488	(765,839)	$(7,605,191)

20 Putnam VT American Government Income Fund

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund *	$14,796,396	$14,241,620	$13,338,952	$8,909	$15,699,064

Totals	$14,796,396	$14,241,620	$13,338,952	$8,909	$15,699,064

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$29,100,000

Purchased swap option contracts (contract amount)	$56,400,000

Written TBA commitment option contracts (contract amount) (Note 3)	$57,200,000

Written swap option contracts (contract amount) (Note 3)	$44,700,000

Futures contracts (number of contracts)	200

Centrally cleared interest rate swap contracts (notional)	$43,400,000

OTC total return swap contracts (notional)	$47,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$1,489,111*	Unrealized depreciation	$2,110,676*

Total		$1,489,111		$2,110,676

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(776,924)	$(384,992)	$201,742	$(960,174)

Total	$(776,924)	$(384,992)	$201,742	$(960,174)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(179,738)	$272,958	$(262,614)	$(169,394)

Total	$(179,738)	$272,958	$(262,614)	$(169,394)

Putnam VT American Government Income Fund 21

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N. A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N. A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$5,876	$—	$—	$—	$—	$—	$—	$5,876

OTC Total return swap contracts*#	—	9,475	—	43	—	616	2,276	790	—	13,200

Futures contracts§	—	—	—	—	—	—	—	—	39,562	39,562

Purchased swap options** #	199,186	154,290	—	388,996	—	220,536	75,754	—	—	1,038,762

Purchased options** #	—	—	—	—	—	—	—	46,170	—	46,170

Repurchase agreements**	—	—	—	—	22,024,000	—	—	—	—	22,024,000

Total Assets	$199,186	$163,765	$5,876	$389,039	$22,024,000	$221,152	$78,030	$46,960	$39,562	$23,167,570

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	27,359	—	—	—	—	—	—	27,359

OTC Total return swap contracts*#	1,722	25,624	—	—	—	—	15,715	2,741	—	45,802

Futures contracts§	—	—	—	—	—	—	—	—	—	—

Written swap options #	240,686	169,178	—	400,806	—	137,326	98,664	139,293	—	1,185,953

Written options #	—	—	—	—	—	—	—	33,072	—	33,072

Total Liabilities	$242,408	$194,802	$27,359	$400,806	$—	$137,326	$114,379	$175,106	$—	$1,292,186

Total Financial and Derivative Net Assets	$(43,222)	$(31,037)	$(21,483)	$(11,767)	$22,024,000	$83,826	$(36,349)	$(128,146)	$39,562	$21,875,384

Total collateral received (pledged)† ##	$—	$—	$—	$—	$22,024,000	$83,826	$—	$(128,146)	$—

Net amount	$(43,222)	$(31,037)	$(21,483)	$(11,767)	$—	$—	$(36,349)	$—	$39,562

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

22 Putnam VT American Government Income Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

8,196,152	261,617	700,298	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

Putnam VT American Government Income Fund 23

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

24 Putnam VT American Government Income Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and
Vice President and Chief Legal Officer	Since 2007	Putnam Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and	Putnam Management	Vice President, Director of Proxy Voting and
Putnam Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer,	Services, Putnam Investments and
Putnam Investments, Putnam Management,	Putnam Management
and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Putnam VT American Government Income Fund 25

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Independent Registered	Robert L. Reynolds
	Public Accounting Firm	W. Thomas Stephens
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This report has been prepared for the shareholders	H500
of Putnam VT American Government Income Fund.	VTAN027 292447 2/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2014	$43,166	$ —	$4,766	$ —
December 31, 2013	$39,308	$ —	$3,140	$ —

For the fiscal years ended December 31, 2014 and December 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $566,831 and $153,140 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2014	$ —	$562,065	$ —	$ —

December 31, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2015